Exhibit 99.1

FOR RELEASE:	New Hartford, NY, November 13, 2017 Christopher R. Byrnes (315) 738-0600 ext. 6226
CONTACT:	cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES
2017 THIRD QUARTER RESULTS FROM CONTINUING OPERATIONS

New Hartford, NY- November 13, 2017 -- PAR Technology Corporation (NYSE: PAR) (the “Company”) today announced its results of continuing operations for its third quarter ended September 30, 2017.

Summary of Fiscal 2017 Third Quarter and Year-to-Date Financial Results from Continuing Operations

-	Revenues were reported at $48.9 million, compared to $61.5 million for the same period in 2016, a 20.4% decrease.
-	GAAP net loss of $1.5 million, or ($0.10) loss per share, a decrease from GAAP net income of $0.5 million, or $0.03 earnings per diluted share, for the same period in 2016.
-	Non-GAAP net loss of $0.9 million, or ($0.06) loss per share, compared to non-GAAP net income of $1.6 million or $0.10 earnings per diluted share, for the same period in 2016.

-	Revenues increased to $177.1 million in the first nine months of fiscal 2017, compared to $169.5 million for the same period in 2016, a 4.5% increase.
-
GAAP net income for the nine months of fiscal 2017 was $1.7 million, or $0.11 earnings per diluted share, compared to GAAP net income of $0.6 million, or $0.04 earnings per diluted share, for the same period in 2016.

-
Non-GAAP net income in the nine months of fiscal 2017 was $3.8 million, or $0.24 earnings per diluted share, compared to non-GAAP net income of $3.1 million or $0.20 earnings per diluted share, for the same period in 2016.

A reconciliation and description of non-GAAP financial measures to their comparable GAAP financial measures are included in the tables at the end of this press release.

Dr. Donald H. Foley, the Company’s President and Chief Executive Officer, commented on the results, “This year continues to be a transformational year as we execute our strategic plan and move to a software driven solutions Company with a business model that yields consistent growth and margin improvement.  As we noted during the second quarter conference call, our performance for this year’s third quarter would be impacted by the completion of the accelerated hardware deployments and special projects for our tier 1 customers in the first half of this year.  At the same time, we continued to grow our Software-as-a-Service business and our recurring revenues, albeit on a smaller base.  We continue to implement our Government transition from low-value, pass-through revenues to sustainable, value added revenues.”

There will be a conference call at 4:30 p.m. (Eastern) on November 13, 2017, during which the Company’s management will discuss the financial results for the third quarter of 2017.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting PAR’s website at www.partech.com.  Alternatively, listeners may access an archived version of the presentation call through November 20, 2017 by dialing 855-859-2056 and using conference ID 6595508.

About PAR Technology Corporation.

PAR Technology Corporation’s stock is traded on the New York Stock Exchange under the symbol “PAR”. PAR’s Restaurant/Retail segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums, and food service companies. PAR’s Government Business is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com or connect with us on Facebook and Twitter.

Forward-Looking Statements.

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements appear throughout this press release, including express or implied forward-looking statements relating to our expectations regarding anticipated financial performance, customer and product opportunities, and assumptions as to future events. Forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those contemplated in these statements. Factors that could cause actual results to differ materially, include: delays in new product development and/or product introduction; changes in customer base; because a significant portion of our revenue is derived from two customers, a significant fluctuation in our product or service offerings to one or both of these customers; product and service demands and competition; risks associated with the ongoing investigation into possible violations of the U.S. Foreign Corrupt Practices Act and similar laws, including the cost of such investigation and any sanctions, fines or remedial measures that may be imposed by the U.S. Department of Justice or U.S. Securities and Exchange Commission (“SEC”); expenses related to remedial measure; risks associated with the Company’s identified material weaknesses in internal control over financial reporting and any other failure to maintain effective internal controls; and the other risk factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

PAR TECHNOLOGY CORPORATIONAND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(Unaudited)

Assets	September 30, 2017	December 31, 2016
Current assets:
Cash and cash equivalents	$1,173	$9,055
Accounts receivable-net	28,392	30,705
Inventories-net	26,716	26,237
Note receivable	-	3,510
Income taxes receivable	144	261
Other current assets	4,048	4,027
Assets of discontinued operations	-	462
Total current assets	60,473	74,257
Property, plant and equipment – net	9,999	7,035
Deferred income taxes	17,002	17,417
Goodwill	11,051	11,051
Intangible assets – net	12,366	10,966
Other assets	3,842	3,785
Total Assets	$114,733	$124,511
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$195	$187
Borrowings of line of credit	1,450	-
Accounts payable	9,448	16,687
Accrued salaries and benefits	5,911	5,470
Accrued expenses	3,820	4,682
Customer deposits and deferred service revenue	12,496	19,814
Total current liabilities	33,320	46,840
Long-term debt	233	379
Other long-term liabilities	7,797	7,712
Total liabilities	41,350	54,931
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	-	-
Common stock, $.02 par value, 29,000,000 shares authorized; 17,715,556 and 17,479,454 shares issued, 16,007,447 and 15,771,345 outstanding at September 30, 2017 and December 31, 2016, respectively	354	350
Capital in excess of par value	48,176	46,203
Retained earnings	34,264	32,357
Accumulated other comprehensive loss	(3,575)	(3,494)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	73,383	69,580
Total Liabilities and Shareholders’ Equity	$114,733	$124,511

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net revenues:
Product	$20,706	$25,757	$90,594	$69,285
Service	13,317	12,620	42,694	36,128
Contract	14,915	23,115	43,776	64,042
	48,938	61,492	177,064	169,455
Costs of sales:
Product	15,861	18,433	67,822	51,012
Service	10,102	8,969	29,753	25,787
Contract	13,608	21,490	39,264	59,002
	39,571	48,892	136,839	135,801
Gross margin	9,367	12,600	40,225	33,654
Operating expenses:
Selling, general and administrative	9,054	8,672	27,581	23,271
Research and development	2,668	2,866	9,521	8,421
Amortization of identifiable intangible assets	241	241	724	724
	11,963	11,779	37,826	32,416
Operating (loss) income from continuing operations	(2,596)	821	2,399	1,238
Other (expense) income, net	(70)	(38)	(264)	(318)
Interest (expense) income, net	(39)	(12)	(84)	20
(Loss) income from continuing operations before provision for income taxes	(2,705)	771	2,051	940
Benefit (provision) for income taxes	1,188	(253)	(327)	(306)
(Loss) income from continuing operations	(1,517)	518	1,724	634
Discontinued operations
(Loss) income from discontinued operations (net of tax)	-	-	183	(26)
Net (loss) income	$(1,517)	$518	$1,907	$608
Basic Earnings per Share:
(Loss) income from continuing operations	(0.10)	0.03	0.11	0.04
(Loss) income from discontinued operations	(0.00)	(0.00)	0.01	(0.00)
Net (loss) income	$(0.10)	$0.03	$0.12	$0.04
Diluted Earnings per Share:
(Loss) income from continuing operations	(0.10)	0.03	0.11	0.04
Loss from discontinued operations	(0.00)	(0.00)	0.01	(0.00)
Net (loss) income	$(0.10)	$0.03	$0.12	$0.04
Weighted average shares outstanding
Basic	15,976	15,770	15,949	15,670
Diluted	15,976	15,822	16,260	15,730

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	Three months ended September 30, 2017			Three months ended September 30, 2016
	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)

Net revenues	$48,938	-	48,938	$61,492	-	61,492
Costs of sales	39,571	-	39,571	48,892	-	48,892
Gross margin	9,367	-	9,367	12,600	-	12,600

Operating expenses
Selling, general and administrative	9,054	768	8,286	8,672	1,421	7,251
Research and development	2,668	-	2,668	2,866	-	2,866
Amortization of identifiable intangible assets	241	241	-	241	241	-
Total operating expenses	11,963	1,009	10,954	11,779	1,662	10,117
Operating (loss on) income from continuing operations	(2,596)	1,009	(1,587)	821	1,662	2,483
Other expense, net	(70)	-	(70)	(38)	-	(38)
Interest (expense) income, net	(39)	-	(39)	(12)	26	14
(Loss on) income from continuing operations before provision for income taxes	(2,705)	1,009	(1,696)	771	1,688	2,459
Benefit (provision) for income taxes	1,188	(373)	815	(253)	(625)	(878)
(Loss on) income from continuing operations	$(1,517)	$636	$(881)	$518	$1,063	$1,581
Loss from discontinued operations, (net of tax)	$-	-	$-	$-	-	$-
Net (loss) income	$(1,517)	636	$(881)	$518	1,063	$1,581
(Loss on) income per diluted share from continuing operations	$(0.10)		$(0.06)	$0.03		$0.10
Loss per diluted share from discontinuing operations	$(0.00)		$(0.00)	$(0.00)		$(0.00)
(Loss on) income per diluted share	$(0.10)		$(0.06)	$0.03		$0.10

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided because management uses these non-GAAP measures in evaluating the results of the continuing operations of the Company and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company’s results of operations are impacted by certain non-recurring charges, including equity based compensation, acquisition related expenditures, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove non-recurring charges provides a useful perspective with respect to our operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.  The Company believes the adjustments provide a useful comparison on a year-over-year basis.

During the third quarter of 2017, the Company recorded charges within selling, general and administrative of $705,000 related to the Company’s previously disclosed investigation of import export and sales documentation activities at the Company’s China and Singapore offices and the SEC subpoena, and $63,000 of equity based compensation. In addition, the Company recognized amortization of acquired intangible assets of $241,000 related to the Company’s acquisition of Brink.

During the third quarter of 2016, the Company recorded charges within selling, general and administrative of $406,000 of investigation costs related to the Company’s former chief financial officer’s unauthorized transfer of Company funds, $36,000 related to  the  implementation of the Company’s new ERP system, equity based compensation charges of $190,000 and a $789,000 write off relating to the Company’s previous human capital management system that is being replaced in connection with the ERP system implementation.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $241,000 and accreted interest of $26,000.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	Nine months ended September 30, 2017			Nine months ended September 30, 2016
	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)

Net revenues	$177,064	-	$177,064	$169,455	-	$169,455
Costs of sales	136,839	-	136,839	135,801	-	135,801
Gross margin	40,225	-	40,225	33,654	-	33,654

Operating expenses
Selling, general and administrative	27,581	2,594	24,987	23,271	3,170	20,101
Research and development	9,521	-	9,521	8,421	-	8,421
Amortization of identifiable intangible assets	724	724	-	724	724	-
Total operating expenses	37,826	3,318	34,508	32,416	3,894	28,522
Operating income from continuing operations	2,399	3,318	5,717	1,238	3,894	5,132
Other expense, net	(264)	-	(264)	(318)	-	(318)
Interest (expense) income, net	(84)	-	(84)	20	78	98
Income from continuing operations before provision for income taxes	2,051	3,318	5,369	940	3,972	4,912
Provision for income taxes	(327)	(1,228)	(1,555)	(306)	(1,470)	(1,776)
Income from continuing operations	$1,724	$2,090	$3,814	$634	$2,502	$3,136
Income (loss from) discontinued operations, (net of tax)	$183		$183	$(26)		$(26)
Net income	$1,907		$3,997	$608		$3,110
Income per diluted share from continuing operations	$0.11		$0.24	$0.04		$0.20
Income per diluted share from discontinuing operations	$0.01		$0.01	$0.00		$0.00
Income per diluted share	$0.12		$0.25	$0.04		$0.20

During the nine months ended September 30, 2017, the Company recorded charges within selling, general and administrative of $2,272,000 related to the Company’s previously disclosed investigation of import export and sales documentation activities at the Company’s China and Singapore offices and the SEC subpoena, and $21,000 of legacy charges related to the Company’s former chief financial officer’s unauthorized transfers of Company funds. In addition, $301,000 of equity based compensation charges were recorded during the nine months ended September 30, 2017.  Lastly, the Company recognized amortization of acquired intangible assets of $724,000 related to the Company’s acquisition of Brink.

During the nine months ended September 30, 2016, the Company recorded charges within selling, general and administrative of $1,476,000 of investigation costs related to the Company’s former chief financial officer’s unauthorized transfer of Company funds, $508,000 related to the initial phase of the planned implementation of a new enterprise resource system in connection with the ERP system implementation, a $789,000 write off relating to the Company’s previous human capital management system that is being replaced in connection with the ERP system implementation and equity based compensation charges of $397,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $724,000 and accreted interest of $78,000.